---- THE EUROPEAN WARRANT FUND, INC.

Dear Fellow Shareholder,

    It is with great pleasure that we present the Semi-Annual Report for The European Warrant Fund, Inc. (the "Fund") for the six months ended September 30, 2000. The first year of the new millennium has thus far proved much more difficult for world-wide equity market investors than the last year of the old millennium. The period covered by this report produced a somewhat sluggish performance for U.S. investors in the European equity markets due to the strength of the U.S. dollar versus the Euro. In comparison, the results for European investors in the European equity markets were more favorable. For the period April 1, 2000 through September 30, 2000 the Fund provided a total return of -24.87% based on net asset value ("NAV") and -16.55% based on market price. The Fund underperformed the FT/S&P Actuaries Europe Index in United States ("U.S.") Dollars ("benchmark"), which had a total return of -8.91% for the same period. The Fund turned in a stronger performance for the twelve month period ended September 30, 2000 with a total return of 9.43% based on NAV, and 15.25% based on market price, compared to the benchmark which had a total return of 2.70%. The long term NAV performance of the Fund has been favorable relative to its benchmark. As of September 30, 2000 the Fund outperformed the benchmark for both the three-, five- and ten-year periods with annualized total returns of 10.99%, 32.67% and 20.51%, respectively, compared to the benchmark which had annualized total returns of 8.14%, 13.28% and 9.03% respectively, for the same periods.

ECONOMIC REVIEW

   The Dow Jones Europe Stoxx 50 Index, which includes the 50 largest European blue chip companies, gained a modest 0.8% in Euro terms for the period January 1, 2000 through September 30, 2000. However, in U.S. dollar terms, the Europe Stoxx 50 declined by 11.32% over the same period. By comparison the benchmark declined by 10.81% in U.S. dollar terms. Whereas the main European indices have outperformed the Dow Jones Industrial Average and the NASDAQ Composite Index, which, in local currency terms, declined 7.36% and 9.74 %, respectively, for the same period, the continuing weakness of the Euro has pared down the relative strength of the European equity markets.

    Since its introduction at the beginning of 1999, the Euro has declined more than a quarter of its value, including more than 15% since January of this year. After the first joint intervention by the Group of Seven nations on September 22, 2000 and several interventions that followed, we have seen only slight relief for the struggling currency. The weak Euro and rising oil prices both weighed heavily on European equity markets. In the larger European countries we have begun to see rising inflation. Whether this an alarming trend or simply a short-term effect is yet to be determined. The European Central Bank has raised its main interest rate seven times in the past twelve months to cope with inflation, but has left it unchanged since early October at 4.75%. However, there is a fine line between fighting inflation and curbing economic growth.

Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment of dividends at market and do not take into account any adjustment for taxes payable on reinvested distributions. Performance data for the Fund reflects expense waivers in effect. Without such waivers, total returns for the Fund would have been lower. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Indexes do not incur expenses and are not available for investment.

------ THE EUROPEAN WARRANT FUND, INC.

   Structural changes in Europe are under way. The European Commission wants to create a pan-European market for pension funds. In Germany we have already seen encouraging steps towards an ongoing reform of the pension system. Together with a reform of the fiscal system with a lower tax burden, the reforms should give European equity markets a boost. Similar economic developments can be seen in France and Italy.

INVESTMENT POLICY

   The European Warrant Fund is always more volatile than the underlying stocks or indices. To implement our risk/return strategy we have defined three ranges of delta-ratios. The delta-ratio measures the total leverage of the net asset value. The lower range, which reflects a bearish market outlook, is between 1.25 and 1.50, the neutral range is between 1.50 and 2.00 and the upper range, which reflects a bullish market outlook, is between 2.00 and 3.00. Our position as of end of September, 2000 lies with a delta of 1.84 in the neutral range. A high delta-ratio means high risk compared to the equity markets and a significant outperformance in bull markets and, conversely, a significant underperformance in bear markets. With a delta in the neutral range we still feel comfortable with our risk/return strategy. During the last six months, the delta was a bit lower than 1.84, just in the middle of the neutral range.

    The Fund remains overweighted in technology as it has been the last couple of years. The sector was hit very hard during the last couple of months. Information technology hardware and software both suffered from investors' decreasing appetite for risk. Investors no longer felt comfortable with the historical high stock valuations in the sector. Earnings revisions from American bellwether companies and a deteriorating global macroeconomic environment were the main reasons for this drawback. Whereas at the beginning of the correction mainly small and midcap companies were leading the retreat, the large European blue chip companies followed the revaluation. We have sold some positions for profit taking or decreased the risk by selling call options on existing positions or closing out short put positions. Despite of that, the weak technology sector is one reason for the underperformance during this year.

    Another reason for the underperformance has been the decline of volatility in worldwide equity markets, including Europe. Volatility of the underlying equities, which is an important factor in pricing equity or index warrants and long term options, declined significantly during the reporting period. All things being equal, a decline in volatility will lead to a significant reduction in the value of long warrant and option positions. It is the policy of the Fund, under normal market conditions, to invest substantially all of its total assets, but in no event less than 65 per cent of total assets in European warrants and long-term options. Since the Fund is almost always long volatility, it benefits when volatility is increasing and loses value when volatility is declining.

------ THE EUROPEAN WARRANT FUND, INC.

    Management would like to inform shareholders of the website for the Fund. Shareholders can visit the address: www.europeanwarrantfund.com to find detailed information such as current share price, net asset value, premium/discount and delta. The share price is continually updated with a delay of approximately 20 minutes. The Fund's official Net Asset Value and share price figures will be updated once per week and at month-end. Our asset allocation, country and sector weightings, including the top ten delta holdings, will be updated each month end. Shareholders can easily navigate the web site to gain access to additional information which may be of interest.

    In closing, Management would like to express our appreciation to all shareholders for their continued support.

                                             Sincerely,

                                             Michael Quain
                                          President

November 13, 2000

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

                               COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Multinational                     41%
Germany                           15%
U.S. Cash Equivalents and
Other Net Assets and Liabilities   9%
United Kingdom                     8%
France                             5%
Switzerland                        5%
Netherlands                        4%
Italy                              4%
Eastern Europe                     3%
Luxembourg                         2%
Austria                            1%
Finland                            1%
Sweden                             1%
Other                              1%

September 30, 2000

                               SECTOR WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Index Warrants                    45%
U.S. Cash Equivalents and
Other Net Assets and Liabilities   9%
Computer Software and Processing   7%
Insurance                          7%
Electronics                        5%
Financial Services                 5%
Commercial Services                4%
Investment Funds                   4%
Communications                     3%
Banking                            3%
Oil & Gas                          2%
Retail                             1%
Pharmaceuticals                    1%
Metals                             1%
Beverages, Food & Tobacco          1%
Multiple Utilities                 1%
Telephone Systems                  1%

September 30, 2000

MISCELLANEOUS

Average Life of Derivatives (9/30/00)               2.31 years
Average Gearing (9/30/00)++                              3.21%
Average Premium (9/30/00)                                3.56%
Average Annual Premium (9/30/00)                         2.75%
Year to Date Total Return* (1/1/00-9/30/00)            -23.13%
One Year Total Return* (10/1/99-9/30/00)                 9.43%
Average Annual Total Return Since Inception*
(7/17/90-9/30/00)                                       17.08%

WARRANT CHARACTERISTICS
The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 1.84 times the value of the share.

TOP TEN EQUITY WARRANT HOLDINGS AT SEPTEMBER 30, 2000

                                         MARKET VALUE  PERCENTAGE+
1   Dow Jones EURO STOXX 50              $36,299,849       16.52%
    Index Cap Lepo (DB), STK 2500,
    expires 12/30/03
2   Scandinavian Telecommunication        33,576,600       15.29%
    Basket (WDR), STK 468,
    expires 6/2/03
3   Dow Jones EURO STOXX 50 Index Call    14,209,055        6.47%
    (ML), expires 12/30/03
4   SAP VZ (SALO), STK 250,                8,994,191        4.09%
    expires 3/9/01
5   Euro IT Tech Basket (GS), STK 70,      8,229,575        3.75%
    expires 7/20/01
6   FTSE 100 Index (DB), STK 5000,         8,190,610        3.73%
    expires 10/19/01
7   Baring Emerging Europe Trust,          6,435,600        2.93%
    STK 1, expires 8/31/04
8   ING Groep NV, STK 110,                 5,701,478        2.60%
    expires 1/5/08
9   MIB 30 (DB), STK 38000                 5,303,378        2.41%
    expires 5/31/03
10  Marschollek Laut Und Partner AG        5,259,502        2.39%
    Preferred Stock

Currency Hedge at September 30, 2000                0.00%

                               GLOSSARY OF TERMS

Annual Premium:                                     The premium divided by the number of years until
                                                    expiration of the warrant.
Gearing:                                            The value of the number of shares underlying each
                                                    warrant compared to the value of the warrants.
                                                    This serves as an indicator of the warrant price's
                                                    sensitivity to a movement in the underlying stock
                                                    price.
Premium:                                            The amount by which the sum of a warrant's
                                                    exercise price and purchase price exceeds the
                                                    current stock price (in the case of put warrants,
                                                    the premium is the amount by which the sum of the
                                                    warrant's exercise price and purchase price is
                                                    less than the current share price). This is
                                                    expressed as a percentage of the current stock
                                                    price.

*Total returns are based on Net Asset Value.
+Percentages are based on Market Value of Investments, other than repurchase agreements, less market value of written options.
++The average gearing is based on the derivative portion of the portfolio.

---- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS
       (percentages of total net assets)
       September 30, 2000 (Unaudited)

    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
WARRANTS--69.7%
[ALL NON-INCOME PRODUCING SECURITIES]
                MULTINATIONAL--37.0%
        28,000  Blue Chip Basket (GS), expires
                  4/26/02...............................  $  4,145,726
     2,500,000  Dow Jones EURO STOXX 50 Index Cap Lepo
                  (DB), STK 2500, expires 12/30/03......    36,299,849
       400,000  E-Top 100 Warrants (DRB), expires
                  6/20/03...............................     2,996,000
     1,900,000  Euro IT Tech Basket (GS), STK 70,
                  expires 7/20/01.......................     8,229,575
     8,500,000  Scandinavian Telecommunication Basket,
                  (WDR), STK 468, expires 6/2/03........    33,576,600
                                                          ------------
                                                            85,247,750
                                                          ------------
                GERMANY--9.4%
         1,300  BASF AG, expires 4/9/01.................       279,240
       250,000  Bayer Bottom Up (COBA), expires
                  6/27/01...............................     3,268,405
       400,000  Bayerische Hypo und Vereinsbank (COBA),
                  expires 3/31/01.......................     2,574,062
        70,000  DePfa Bottom Up Warrant, (GS), expires
                  9/11/01...............................       558,466
       500,000  Epcos AG (SALO), expires 12/14/01.......       709,370
     2,000,000  Infineon Technologies AG (ZKB), expires
                  9/21/01...............................     1,181,581
        51,000  Kamps AG (MS), expires 9/26/02..........       813,720
       130,000  MG Technologies AG (COBA), expires
                  7/31/01...............................       694,078
         9,000  Preussag AG, expires 4/30/01............     1,209,244
     5,500,000  SAP VZ (SALO), STK 250, expires 3/9/01..     8,994,191
     1,400,000  Siemens (Sal), expires 3/9/01...........     1,460,285
                                                          ------------
                                                            21,742,642
                                                          ------------
    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
                UNITED KINGDOM--6.9%
       500,000  Allied Zurich Plc (RF), expires
                  10/19/01..............................  $    506,232
       980,000  Allied Zurich Plc (RF), expires
                  4/9/01................................     1,825,096
     3,000,000  Allied Zurich, expires 5/16/02..........       820,318
         3,500  FTSE 100 Index (DB), STK 5000, expires
                  10/19/01..............................     8,190,610
         1,500  FTSE 100 Index (UBS), expires 5/31/02...     3,087,521
       300,000  Lloyds TSB Group Plc, expires 9/2/03....       959,993
     1,000,000  Vodafone Group Plc (RF), expires
                  9/11/02...............................       391,683
       300,000  Vodafone Group Plc, expires 3/11/02.....       224,745
                                                          ------------
                                                            16,006,198
                                                          ------------
                SWITZERLAND--3.5%
     7,000,000  ABB AG (Kantonal), expires 9/20/02......     1,824,500
       100,000  Alusuisse (WDR), expires 1/15/02........       796,409
       150,000  Nestle SA (WDR), expires 1/15/02........     1,998,262
     2,100,000  Novartis AG (ABN), expires 9/20/02......     2,067,767
       100,000  Novartis AG (LB), expires 11/10/00......       498,548
        30,000  Roche Holdings (UBS), expires
                  11/28/02..............................       399,652
        10,000  Roche Holdings (WDR), expires 12/1/00...       590,791
                                                          ------------
                                                             8,175,929
                                                          ------------
                FRANCE--3.3%
        40,000  Assurances Generales de France (Exane),
                  expires 9/25/02.......................       998,864
        10,000  Carrefour SA, expires 7/24/03...........     3,093,825
       110,000  Total Fina SA ADR, expires 8/5/03.......     3,423,750
                                                          ------------
                                                             7,516,439
                                                          ------------
                EASTERN EUROPE--3.2%
     5,190,000  Baring Emerging Europe Trust, STK 1,
                  expires 8/31/04.......................     6,435,600

                See accompanying notes to financial statements.

------- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS--(Continued)
       (percentages of total net assets)
       September 30, 2000 (Unaudited)

    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
    ------                                                  --------
WARRANTS--(CONTINUED)
                EASTERN EUROPE--(CONTINUED)
     3,000,000  Templeton Emerging Markets, STK 133,
                  expires 9/30/04.......................  $    931,171
                                                          ------------
                                                             7,366,771
                                                          ------------
                NETHERLANDS--2.5%
       200,000  ING Groep NV, STK 110, expires 1/5/08...     5,701,478
                                                          ------------
                ITALY--2.3%
           480  MIB 30 (DB), STK 38000, expires
                  5/31/03...............................     5,303,378
                                                          ------------
                FINLAND--1.0%
       600,000  Nokia (SALO), expires 12/14/01..........     2,307,109
                                                          ------------
                SWEDEN--0.6%
     3,000,000  Ericsson (DB), expires 12/21/01.........     1,140,296
                                                          ------------
                TOTAL WARRANTS (Cost $128,347,562)......   160,507,990
                                                          ------------

                                                       EQUITIES--14.0%
                GERMANY--5.4%
        20,000  Epcos AG*...............................     1,631,772
       100,000  Infineon Technologies AG*...............     4,813,108
        40,000  Kamps AG................................       638,212
        35,000  Marschollek Laut Und Partner AG
                  Preferred Stock.......................     5,259,502
                                                          ------------
                                                            12,342,594
                                                          ------------
    SHARE                                                    VALUE
    AMOUNT                                                  (NOTE 1)
--------------                                            ------------
                                                 EQUITIES--(CONTINUED)
                UNITED KINGDOM--1.0%
       100,000  ARM Holdings Plc*.......................  $  1,111,494
       300,000  Vodafone Group Plc......................     1,119,623
                                                          ------------
                                                             2,231,117
                                                          ------------
                FRANCE--1.7%
        80,000  STMicroelectronics NV...................     3,928,274
                                                          ------------
                NETHERLANDS--1.4%
       100,000  ASM Lithography Holding NV*.............     3,323,652
                                                          ------------
                ITALY--1.5%
       150,000  Banca Fideuram SPA*.....................     2,483,457
        60,000  Mediolanum Spa*.........................     1,014,598
                                                          ------------
                                                             3,498,055
                                                          ------------
                AUSTRIA--1.7%
        28,800  Cybertron Telekom AG*...................       580,691
        25,000  Yline Internet Business Services AG*....     3,354,590
                                                          ------------
                                                             3,935,281
                                                          ------------
                SWEDEN--1.0%
       120,000  Skandia Forsakrings AB*.................     2,387,351
                                                          ------------
                FINLAND--0.3%
        25,000  Sonera Oyj..............................       636,444
                                                          ------------
                TOTAL EQUITIES (Cost $35,368,613).......    32,282,768
                                                          ------------

                See accompanying notes to financial statements.

------- THE EUROPEAN WARRANT FUND, INC.
       PORTFOLIO OF INVESTMENTS--(Continued)
       (percentages of total net assets)
       September 30, 2000 (Unaudited)

                                                                                STRIKE     VALUE
CONTRACTS                                                                       PRICE     (NOTE 1)
---------                                                                       ------    --------
OPTIONS PURCHASED--7.2%
[ALL NON-INCOME PRODUCING SECURITIES]
                MULTINATIONAL--6.2%
        15,000  Dow Jones EURO STOXX 50 Index
                  Call (ML), expires
                  12/30/03....................  EUR                              5,000  $ 14,209,055
                                                                                        ------------
                GERMANY--0.3%
       100,000  Infineon Technologies OTC Call
                  (ML), expires 11/30/01......  EUR                                 65       807,179
                                                                                        ------------
                SWITZERLAND--0.7%
         5,000  Synthes-Stratec Call (WDR),
                  expires 11/16/01............  CHF                                550     1,663,800
                                                                                        ------------
                TOTAL OPTIONS PURCHASED (Cost $13,517,927)............................    16,680,034
                                                                                        ------------

PAR VALUE
---------
GOVERNMENT BONDS--4.3%
                UNITED STATES--4.3%
USD 10,000,000  U.S. Treasury Note, 5.250%, 05/31/01
                  (Cost $10,000,000)....................    9,928,125
                                                          -----------

    SHARE
    AMOUNT
    ------
INVESTMENT FUNDS--0.3%
                RUSSIA--0.1%
        50,000  First NIS Regional Fund.................      292,500
                                                          -----------
                CZECH REPUBLIC--0.1%
     9,400,000  IKS Globalni Fund.......................      194,469
                                                          -----------
                ROMANIA--0.1%
         5,000  Societe Generale Romania Fund...........      187,500
                                                          -----------
                TOTAL INVESTMENT FUNDS
                  (Cost $678,429).......................      674,469
                                                          -----------

PAR VALUE
---------
TIME DEPOSITS--4.3%
                UNITED STATES--4.3%
USD 10,000,000  Investors Bank & Trust Company Time
                  Deposit, 6.400%, 10/31/00 (Cost
                  $10,000,000)**........................   10,000,000
                                                          -----------

                                          REPURCHASE AGREEMENTS--1.1%
                UNITED STATES--1.1%
USD  2,505,006  Investors Bank & Trust Company
                  Repurchase Agreement, dated 9/29/00,
                  due 10/2/00, with a maturity value of
                  $2,506,207, and an effective yield of
                  5.75%, collateralized by a Federal
                  National Mortgage Association, with a
                  rate of 8.057%, a maturity date of
                  8/1/27, and a market value of
                  $2,630,804. (Cost $2,505,006).........    2,505,006
                                                          -----------


TOTAL INVESTMENTS--100.9%
  (Cost $200,417,537).............................  232,578,392
OTHER ASSETS AND LIABILITIES (NET)--(0.9%)........   (2,154,270)
                                                    -----------
TOTAL NET ASSETS--100.00%.........................  $230,424,122
                                                    ===========

NOTES TO THE SCHEDULE OF INVESTMENTS:

  *  Non-income producing security.
 **  Illiquid security.

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       SCHEDULE OF WRITTEN OPTIONS
       September 30, 2000 (Unaudited)

                                                                           STRIKE
CONTRACTS                                                                   PRICE      VALUE
---------                                                                  ------      -----
           GERMANY
  30,000   Epcos AG OTC Put, expires
           1/15/01.......................  EUR                                 95   $   498,813
  20,000   Infineon Technologies AG OTC
           Put, expires 1/31/01..........  EUR                                 80       418,462
  50,000   Kamps AG OTC Put, expires
           1/31/01.......................  EUR                                 18       103,864
  40,000   Kamps AG OTC Put, expires
           3/30/01.......................  EUR                                 38       689,545
  12,000   MLP VZ OTC Call, expires
           1/15/01(a)....................  EUR                                170       137,578
  20,000   MLP VZ OTC Put, expires
           1/15/01.......................  EUR                                140       167,243
   1,000   Nemax 50 OTC Put, expires
           8/28/01.......................  EUR                              6,000     1,037,191
  10,000   Siemens OTC Put, expires
           1/15/01.......................  EUR                                180       253,959
                                                                                    -----------
                                                                                      3,306,655
                                                                                    -----------
           UNITED KINGDOM
   2,000   FTSE OTC Put, expires
           5/18/01.......................  GBP                              6,250     1,101,147
 100,000   Lloyds TSB Group Plc OTC Put,
           expires 5/31/01...............  GBP                                7.5       210,105
 500,000   Rentokil OTC Put, expires
           11/30/00......................  GBP                                250       723,875
 600,000   Vodafone Group Plc OTC Put,
           expires 1/31/01...............  GBP                                230       140,208
                                                                                    -----------
                                                                                      2,175,335
                                                                                    -----------
           AUSTRIA
  31,000   Cybertron Telekom AG OTC Put,
           expires 10/31/00..............  EUR                              66.67     1,215,573
                                                                                    -----------
           SWEDEN
 200,000   Ericsson OTC Put, expires
           1/15/01.......................  SEK                                190       839,114
  80,000   Skandla Forsakrings AB OTC
           Put, expires 1/31/01..........  SEK                                175        89,078
                                                                                    -----------
                                                                                        928,192
                                                                                    -----------
           NETHERLANDS
  40,000   ASM Lithography Holding NV OTC
           Put, expires 1/31/01..........  EUR                                 44       304,860
  50,000   Philips OTC Put, expires
           1/15/01.......................  EUR                                 48       197,342
                                                                                    -----------
                                                                                        502,202
                                                                                    -----------
           SPAIN
 200,000   Telefonica OTC Put, expires
           12/15/00......................  EUR                                 25       549,817
                                                                                    -----------
           FRANCE
  30,000   Alcatel OTC Put, expires
           12/15/00......................  EUR                                 90       362,800
  10,000   Cap Gemini OTC Put, expires
           1/15/01.......................  EUR                                220       250,887
  10,000   Equant OTC Put, expires
           11/10/00......................  EUR                                 84       361,005
  80,000   STMicroelectronics NV OTC
           Call, expires 11/30/00........  EUR                                 72        92,440
                                                                                    -----------
                                                                                      1,067,132
                                                                                    -----------
           FINLAND
  50,000   Nokia OTC Put, expires
           1/12/01.......................  EUR                                 50       305,847
                                                                                    -----------

                See accompanying notes to financial statements.

------- THE EUROPEAN WARRANT FUND, INC.
       SCHEDULE OF WRITTEN OPTIONS--(Continued)
       September 30, 2000 (Unaudited)

                                                                           STRIKE
CONTRACTS                                                                  PRICE      VALUE
---------                                                                  ------     -----
           SWITZERLAND
     100   Kudelski OTC Put, expires
           5/16/01.......................  CHF                             24,000   $   123,197
   1,000   Kudelski OTC Put, expires
           5/16/01.......................  CHF                              2,100       125,346
                                                                                    -----------
                                                                                        248,543
                                                                                    -----------
           ITALY
 100,000   Banca Fideuram SPA OTC Call,
           expires 11/30/00..............  EUR                                 19       105,190
                                                                                    -----------


TOTAL WRITTEN OPTIONS (Premiums received $8,956,626)..............................  $10,404,486
                                                                                    ==========

NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:

(a) All or a portion of the written call option is uncovered. In order to settle the contract, a sufficient amount of collateral has been set aside to purchase the underlying security in the event the option is exercised.

                GLOSSARY OF TERMS
CHF     --      Swiss Franc
EUR     --      Euro
GBP     --      British Pound
SEK     --      Swedish Krona
USD     --      United States Dollar
ADR     --      American Depositary
                Receipt
OTC     --      Over the Counter

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES
       September 30, 2000 (Unaudited)

ASSETS:
    Investments, at value (Cost $200,417,537)
      (Note 1)....................................  $232,578,392
    Foreign currency, at value (Cost $11,428,158)
      (Note 1)....................................   11,476,552
    Receivable for premiums on written options....      492,714
    Dividends and interest receivable.............      258,392
    Prepaid expenses..............................       46,082
                                                    -----------
          Total assets............................  244,852,132
                                                    -----------

LIABILITIES:
    Written options, at value (Premiums received
      $8,956,626) (Notes 1 and 3).................   10,404,486
    Payable for investment securities purchased...    3,071,663
    Investment advisory fee payable (Note 2)......      807,191
    Accrued expenses and other payables...........      144,670
                                                    -----------
          Total liabilities.......................   14,428,010
                                                    -----------
TOTAL NET ASSETS..................................  $230,424,122
                                                    ===========

NET ASSETS CONSIST OF (NOTE 1):
    Par value.....................................  $    13,337
    Paid-in capital in excess of par value........  165,757,886
    Accumulated net investment loss...............   (1,378,909)
    Accumulated net realized gain on
      investments.................................   35,285,392
    Net unrealized appreciation on investments....   30,746,416
                                                    -----------
TOTAL NET ASSETS (equivalent to $17.28 per share
  based on 13,337,093 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................  $230,424,122
                                                    ===========

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF OPERATIONS
       For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME:
    Interest......................................  $   713,522
    Dividends (net of foreign withholding taxes of
      $9,388).....................................       99,173
                                                    -----------
          Total investment income.................      812,695
                                                    -----------
EXPENSES:
    Investment advisory fee (Note 2)..............    1,665,474
    Administration and custodian fees.............      249,439
    Shareholders servicing fee (Note 2)...........      331,563
    Printing and postage expense..................       47,514
    Legal and audit fees..........................       44,357
    Transfer agent fees...........................       29,916
    Insurance expense.............................       22,908
    Directors' fees and expenses (Note 2).........       18,325
    Other.........................................       41,764
                                                    -----------
          Total expenses..........................    2,451,260
            Less: Fees paid indirectly (Note 2)...     (157,335)
                 Investment advisory fees waived
              (Note 2)............................     (331,563)
                                                    -----------
          Net expenses............................    1,962,362
                                                    -----------
NET INVESTMENT LOSS...............................   (1,149,667)
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    (Notes 1 and 3)
    Net realized gain (loss) on:
        Securities transactions...................   20,647,038
        Written options transactions..............   (6,497,234)
        Forward foreign currency contracts........    1,190,121
        Foreign currencies and net other assets...   (1,496,959)
        Realized gain distributions from
          investment funds........................      105,000
                                                    -----------
              Net realized gain on investments....   13,947,966
                                                    -----------
    Net change in unrealized appreciation or
      depreciation of:
        Securities................................  (89,777,225)
        Written options...........................      546,858
        Foreign currencies and net other assets...      118,024
                                                    -----------
              Net change in unrealized
                depreciation of investments.......  (89,112,343)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...  (75,164,377)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $(76,314,044)
                                                    ===========

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       STATEMENT OF CHANGES IN NET ASSETS

                                           SIX MONTHS ENDED
                                          SEPTEMBER 30, 2000    YEAR ENDED
                                             (UNAUDITED)      MARCH 31, 2000
                                          ------------------  --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................     $ (1,149,667)     $ (1,403,720)
Net realized gain on investments........       13,947,966        44,531,721
Net change in unrealized appreciation
  (depreciation) of investments.........      (89,112,343)       56,923,834
                                             ------------      ------------
Net increase (decrease) in net assets
  resulting from operations.............      (76,314,044)      100,051,835
Distributions to shareholders from net
  realized gains........................               --       (40,144,531)
Increase in net assets resulting from
  shares issued from dividend
  reinvestment (0 and 1,370,623 shares,
  respectively).........................               --        25,192,050
                                             ------------      ------------
Net increase (decrease) in net assets...      (76,314,044)       85,099,354

NET ASSETS:
  Beginning of period...................      306,738,166       221,638,812
                                             ------------      ------------
  End of period (including accumulated
    net investment loss of $(1,378,909)
    and $(229,242), respectively).......     $230,424,122      $306,738,166
                                             ============      ============

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       FINANCIAL HIGHLIGHTS
       For a Fund share outstanding throughout each period

                             SIX MONTHS
                                ENDED
                            SEPTEMBER 30,                  YEAR ENDED MARCH 31,
                                2000        ---------------------------------------------------
                             (UNAUDITED)      2000       1999       1998       1997      1996
                            -------------   --------   --------   --------   --------   -------
Operating performance:
  Net asset value,
    beginning of
    period...............     $  23.00      $  18.52   $  23.15   $  18.57   $  12.11   $  7.53
                              --------      --------   --------   --------   --------   -------
  Net investment
    loss(1)(3)...........        (0.09)        (0.11)     (0.18)     (0.21)     (0.13)    (0.08)
  Net realized and
    unrealized gain
    (loss) on investments
    (3)..................        (5.63)         8.41      (1.26)     12.50       7.35      4.66
                              --------      --------   --------   --------   --------   -------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        (5.72)         8.30      (1.44)     12.29       7.22      4.58
                              --------      --------   --------   --------   --------   -------
Capital effect of
  dividend
  reinvestment...........           --         (0.47)     (0.19)     (1.06)        --        --
Distributions from net
  realized gains.........           --         (3.35)     (3.00)     (6.65)     (0.76)       --
                              --------      --------   --------   --------   --------   -------
NET ASSET VALUE, END OF
  PERIOD.................     $  17.28      $  23.00   $  18.52   $  23.15   $  18.57   $ 12.11
                              ========      ========   ========   ========   ========   =======
MARKET VALUE, END OF
  PERIOD.................     $ 14.500      $ 17.375   $ 14.000   $ 22.500   $ 13.500   $10.000
                              ========      ========   ========   ========   ========   =======
  Total investment return
    on market value......       (16.55)%       46.77%    (26.80)%   148.77%     43.69%    45.45%
                              ========      ========   ========   ========   ========   =======
Ratios to average net
  assets/supplemental
  data:
  Net assets, end of
    period (000's).......     $230,424      $306,738   $221,639   $247,170   $151,376   $98,732
  Ratio of net investment
    loss to average net
    assets...............        (0.87)%+      (0.55)%    (0.78)%    (0.95)%    (0.89)%   (0.86)%
  Ratio of operating
    expenses to average
    net assets(1)(2).....         1.60%+        1.60%      1.77%      1.72%      1.88%     2.03%
  Portfolio turnover
    rate.................           61%           65%        81%        95%       191%      148%

------------------------

(1)  The operating expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net loss per share and the operating expense ratios would have been:
     Net investment loss per
     share....................  $(0.11)   $ (0.18) $ (0.22)      --       --  $(0.09)
     Ratio of operating
     expenses to average net
     assets...................    1.85%+     1.85%    1.81%      --       --    2.15%
(2)  The ratio of operating expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been:
                                  1.48%+     1.54%    1.63%    1.65%    1.85%   1.94%
(3)  Based on average shares outstanding during the period.
+ Annualized

                See accompanying notes to financial statements.

---- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS (Unaudited)
       September 30, 2000
1. SIGNIFICANT ACCOUNTING POLICIES

   The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

    The Fund's investments in European warrants involve certain considerations not typically associated with investments in securities of U.S. companies or the United States government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

    The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

        PORTFOLIO VALUATION: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith according to procedures established by the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)
       September 30, 2000

        WARRANTS: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

        REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

        FOREIGN CURRENCY: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

        OPTIONS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)
       September 30, 2000
    realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

        When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

        Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

        The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

        OVER-THE-COUNTER OPTIONS: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

        FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)
       September 30, 2000

        As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

        The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

        FINANCIAL FUTURES CONTRACTS: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

        For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

        There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

        SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

        DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, if any, and any net realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)
       September 30, 2000
    distributions made by the Fund as a whole. For financial statement presentation purposes, the components of net assets in the statement of assets and liabilities have been adjusted to reflect their tax basis attributes.

        FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

   Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's weekly average net assets, 0.25% of which was waived during the six months ended ended September 30, 2000. The Fund pays Julius Baer Asset Management Ltd., Zurich, an affiliate of the adviser, 0.25% of the value of the Fund's weekly average net assets for shareholder servicing and other services.

    No director, officer or employee of the Adviser or any affiliates of the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund.

    The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's administration and custodian fees are reduced when the Fund maintains cash on deposit at the custodian.

3. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 2000 amounted to $153,318,331 and $167,525,791, respectively.

    Activity in written options for the six months ended September 30, 2000 was as follows:

                                                       NUMBER OF
                                            PREMIUM    CONTRACTS
                                            -------    ---------
Options outstanding at March 31, 2000...  $10,839,867   1,872,000
Options written.........................   12,133,659   3,570,425
Options expired.........................   (4,243,326)   (790,500)
Options closed..........................   (9,773,574) (2,384,825)
                                          -----------  ----------
Options outstanding at September 30,
  2000..................................  $ 8,956,626   2,267,100
                                          ===========  ==========

------- THE EUROPEAN WARRANT FUND, INC.
       NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)
       September 30, 2000

    At September 30, 2000, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $53,456,549 and $21,295,694 respectively.

4. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                   NET INVESTMENT       UNREALIZED GAIN/(LOSS)      IN NET ASSETS FROM
                           INVESTMENT INCOME       INCOME (LOSS)            ON INVESTMENTS              OPERATIONS
                           ------------------  ----------------------  ------------------------  ------------------------
QUARTER ENDED:              TOTAL   PER SHARE     TOTAL     PER SHARE      TOTAL      PER SHARE      TOTAL      PER SHARE
--------------              -----   ---------     -----     ---------      -----      ---------      -----      ---------
June 30, 1998............  634,783      .06     (361,820)       (.04)    14,679,500       1.38     14,317,680       1.34
September 30, 1998.......  397,489      .04     (662,116)       (.06)   (81,354,131)     (7.62)   (82,016,247)      7.68
December 31, 1998........  552,822      .05     (199,850)       (.02)    54,028,213       5.05     53,828,363       5.03
March 31, 1999...........  346,329      .04     (555,911)       (.06)    (1,020,195)      (.07)    (1,576,106)      (.13)
June 30, 1999............  594,021      .05     (335,479)       (.03)     6,850,925        .58      6,515,446        .55
September 30, 1999.......  571,577      .06     (259,587)       (.02)    (4,517,879)      (.38)    (4,777,466)      (.40)
December 31, 1999........  623,682      .05     (388,286)       (.03)    91,754,216       7.66     91,365,930       7.63
March 31, 2000...........  708,087      .05     (420,368)       (.03)     7,368,293        .55      6,947,925        .52
June 30, 2000............  543,918      .04     (535,985)       (.04)   (46,169,800)     (3.46)   (46,705,785)     (3.50)
September 30, 2000.......  268,777      .02     (613,682)       (.05)   (28,994,577)     (2.17)   (29,608,259)     (2.22)

---- THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)
    PORTFOLIO MANAGEMENT

    In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as Chief Investment Officer of the Fund. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and a member of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Peter Reinmuth serves as an Investment Officer and Vice President of the Fund.

    INVESTMENT POLICY CHANGES

    The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

        1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

        2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

        3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or the Fund's custodian.

        4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

        5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

        6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

        7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

        8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)

    DISCOUNT

    On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

    The Fund currently intends to repurchase shares of the Fund on the open market if Fund management believes such action is in the best interest of the Fund. There can be no assurance that the Fund will repurchase any shares of the Fund under any given circumstances.

    QUARTERLY EARNINGS RELEASE

    The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

    ANNUAL MEETING OF SHAREHOLDERS

    The Fund held its annual meeting of Shareholders on June 21, 2000. 13,337,093 common shares were outstanding on May 1, 2000, the record date for shares eligible to vote at the meeting. 10,436,446 (78.25% of the record date common shares) were represented at the meeting. The following actions were taken by the shareholders:

ITEM 1: The election of Harvey B. Kaplan, Thomas J. Gibbons, and Bernard Spilko as Directors of the Fund.

NOMINEES FOR CLASS III DIRECTOR           NUMBER OF SHARES
ELECTED BY ALL SHAREHOLDERS                 AFFIRMATIVE      WITHHELD
-------------------------------           ----------------   --------
Harvey B. Kaplan........................      10,281,499      154,947
Thomas J. Gibbons.......................      10,250,333      186,113
Bernard Spilko..........................      10,282,792      153,654

Messrs. Antoine Bernheim, Lawrence A. Fox and Martin Vogel continue in office as directors.

ITEM 2: The ratification of the selection of KPMG LLP as independent accountants for the Fund for the fiscal year ending March 31, 2001.

                                                    NUMBER OF SHARES
                                                    ----------------
Affirmative.......................................      10,329,000
Against...........................................          63,575
Abstain...........................................          43,871

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued)
Bank & Trust Company ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

    The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

    Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

    Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

    The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

    A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued) and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

    The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

    DIVIDEND REINVESTMENT PRIVILEGE

    Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a shareholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by IBT as agent under the Reinvestment Privilege, unless the shareholder elects to receive cash.

    Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares of Common Stock ("Shares") or cash, the Fund will send shareholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional Shares issued by the Fund. Shareholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional Shares or cash, net of any applicable U.S. withholding tax. Shareholders who desire to receive the distribution in additional Shares need do nothing further. Shareholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the Shareholder by IBT as the Fund's dividend paying agent.

    Whenever market price per Share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new Shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the Shares on the valuation date, then valued at 95% of the market price. If net asset value of the Shares on the valuation date exceeds the market price of Shares on that date, participants will receive Shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues Shares to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

    IBT will confirm in writing to the shareholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to the shareholder's account under the Reinvestment Privilege, IBT will adjust for any such

------ THE EUROPEAN WARRANT FUND, INC.
       ADDITIONAL INFORMATION (Unaudited)--(Continued) undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split Shares distributed by the Fund on Shares held by IBT for the shareholder will be credited to the shareholder's account.

    The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either
(a) issue certificates from the whole Shares credited to the Participant's Plan account and a check representing any fractional Shares or (b) sell the Shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's Shares to cover such amounts.

    These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for shareholders' accounts, all dividends and distributions payable on the Shares held in the shareholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

    Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

-------- THE EUROPEAN WARRANT FUND, INC.

        ADDITIONAL INFORMATION

INVESTMENT ADVISER

Julius Baer Securities Inc.
330 Madison Avenue
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS

Michael Quain
  PRESIDENT, CHIEF FINANCIAL OFFICER

Hansruedi Huber
  CHIEF INVESTMENT OFFICER

PETER REINMUTH
  VICE PRESIDENT AND INVESTMENT OFFICER

Pierre Beauport
  TREASURER AND SECRETARY

Cynthia Surprise
  ASSISTANT SECRETARY

INDEPENDENT AUDITORS

KPMG LLP
99 High Street
Boston, Masachusetts 02110

COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT

Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

DIRECTORS

Antoine Bernheim
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko*
Martin Vogel

* Chairman of the Board

                          www.europeanwarrantfund.com

                                                 THE EUROPEAN WARRANT FUND, INC.








                                                              SEMI-ANNUAL REPORT
                                                              SEPTEMBER 30, 2000


THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017
www.europeanwarrantfund.com

This report is sent to the shareholders of The                     [LOGO OF EWF]
European Warrant Fund, Inc. for their
information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.